Exhibit 10.12

Certificate of Organic Products

We hereby certify that,
               The manufacturing process of the company listed below satisfies the requirements of GB/T 19630. 1－. 4 “Organic Products” (the Production, Processing, Identification and Sale and Management System), and its products are hereby recognized as organic products.

Company Name:	Jinzhong Deyu Agriculture Trading Co., Limited
Company Address:	Shanzhuangtou Village, Shitie Town, Yuci District, Jinzhong City, Shanxi Province
Certificate Category:	Manufacturing, Processing and Trading
Production Base:	Shanzhuangtou, Lifang and Bolintou Villages in Shitie Town, Yuci District, Jinzhong City. (total 6000 mu)
Product Name:	Please see the Appendix.
Certificate Number:	COFCC-R-0912-0382
Quantity of Output:	Please see the Appendix.
Issuing Date:	December 21, 2009 (Effective until December 20, 2010)

                                                                       Issuing Organization:

                                                                       China Organic Food Certification Center
                                                                       By:        /s/ Yuanhao Wang
                                                                       December 21, 2009

Appendix

           The inventories covered by the organic product certificate of Jinzhong Deyu Agriculture Trading Co., Limited No. COFCC-R-0912-0382 are hereby listed as follows (This Appendix shall become effective at the same time as the Certificate and shall stay effective until December 20, 2010):

Trademark	Product Name	Output (Ton)
Deyu	Mung Bean	29
Deyu	Millet	270
Deyu	Corn Grit	684
Deyu	Black Rice Pigment	118
Deyu	Soybean	49
Deyu	Buckwheat Noodle	39

                                                                       Issuing Organization:

                                                                       China Organic Food Certification Center
                                                                       By:        /s/ Yuanhao Wang
                                                                       December 21, 2009

2